Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens Core Growth Fund

Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund

Citizens Value Fund

Citizens Global Equity Fund

Citizens Balanced Fund

Citizens Income Fund

Citizens Money Market Fund

Prospectus Supplement Dated August 29, 2006

To Prospectus Dated August 29, 2006

Citizens Advisers, Inc., the investment adviser to Citizens Funds, has signed a non-binding letter of intent with Pax World Management Corp. relating to a proposed acquisition by Pax World of all or substantially all of the assets or stock of Citizens Advisers. In connection with such acquisition, it will be proposed that the Citizens funds reorganize into new or existing Pax World Funds. In most cases, it is expected that the investment objectives and portfolio management teams of the Citizens funds will remain unchanged following the consummation of the reorganizations. Any such reorganization of a Citizens fund is subject to the approval of the Board of Trustees of Citizens Funds and the shareholders of such fund.